                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch      CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                              ABS New Transaction

                           Computational Materials
                           -----------------------


                              [CONSECO (R) LOGO]

                             Conseco Finance Corp.
                                   Servicer

                     Conseco Finance Securitizations Corp.
                                    Seller

                          $882,700,000 (approximate)
                      Certificates for Home Equity Loans
                                 Series 2000-F


October 18, 2000
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch      CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

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                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch      CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                        TERM SHEET DATED October 18, 2000

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2000-F
                           $882,700,000 (Approximate)
                              Subject to Revision

SELLER:              Conseco Finance Securitizations Corp.
SERVICER:            Conseco Finance Corp. ("Conseco")
TRUSTEE:             U.S. Bank Trust National Association, St. Paul, Minnesota
LEAD UNDERWRITER:    Merrill Lynch & Co.
CO-UNDERWRITERS:     Banc of America Securities LLC, Chase Securities Inc.,
                     Credit Suisse First Boston, Deutsche Banc Alex. Brown,
                     Lehman Brothers.

------------------------------------------------------------------------------------------------------------------------------------
                                              Est.                   Est.      Est.       Expected
                                              WAL        Est.        Prin.     Prin.       Final             Expected Ratings
                   Approx.         Type      (yrs)       WAL       Window     Window    Distribution  ------------------------------
                     Size                   Call/(1)/   (yrs)       (mos)      (mos)      Date (to      S&P      Moody's   Fitch
    Class                                              Maturity   Call/(1)/  Maturity       call)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate
----------
AF-1               285,000,000   SEN/SEQ      1.01       1.01       1 - 23     1 - 23       10/02        AAA       Aaa       AAA
AF-2                25,000,000   SEN/SEQ      2.07       2.07      23 - 26    23 - 26       01/03        AAA       Aaa       AAA
AF-3               140,000,000   SEN/SEQ      3.01       3.01      26 - 53    26 - 53       04/05        AAA       Aaa       AAA
AF-4                40,000,000   SEN/SEQ      5.04       5.18      53 - 64    53 - 95       03/06        AAA       Aaa       AAA
AF-5                77,000,000   SEN/SEQ      5.38       6.74      64 - 64    66 - 95       03/06        AAA       Aaa       AAA
MF-1                49,000,000     MEZ        4.57       5.88      39 - 64    39 - 118      03/06         AA       Aa2        AA
MF-2                35,000,000     MEZ        4.55       5.85      38 - 64    38 - 118      03/06         A         A2        A
BF-1                28,000,000     SUB        3.60       3.60      37 - 55    37 - 55       06/05        BBB       Baa2      BBB

Adjustable Rate
---------------
AV-1               168,000,000     SEN        1.73       1.83       1 - 64     1 - 91       03/06        AAA       Aaa       AAA
MV-1                15,750,000     MEZ        4.58       5.28      45 - 64    45 - 110      03/06         AA       Aa2        AA
MV-2                10,500,000     MEZ        4.29       4.98      41 - 64    41 - 110      03/06         A         A2        A
BV-1                 9,450,000     SUB        3.30       3.30      37 - 45    37 - 45       08/04        BBB       Baa2      BBB

Non-Offered Certificates
------------------------
BF-2                21,000,000     SUB
BV-2                 6,300,000     SUB
------------------------------------------------------------------------------------------------------------------------------------

(1) All Offered Certificates are priced to 20% call. If the Purchase Option, Auction Sale is not exercised, the Class AF-5 pass-through rate increases by 0.50%.

Pricing Speed:      Fixed-Rate Mortgage Loans - 125% PPC - 100% prepayment
                    assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter.

                    Adjustable-Rate Mortgage Loans - 30% CPR

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

[LOGO] Merrill Lynch      COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
                          CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association, St. Paul,
                           Minnesota

Statistical
Calculation Date:          August 31, 2000

Cut-off Date:              The trust will be entitled to receive all payments
                           due after August 31, 2000 for all loans other than the Subsequent Loans. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of either the calendar month in which the subsequent closing occurs or the preceding month, as specified by the Seller.

Expected Closing Date:     October 31, 2000

Expected Pricing Date:     On or about October 19, 2000

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC, Euroclear or CEDEL.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15/th/ day of each month (or if such 15/th/ day
                           is not a business day, the next succeeding business
                           day) commencing on December 15, 2000.

Mortgage Loan
Groups:                    Fixed Rate Loan Group
                           Adjustable Rate Loan Group

Day Count:                 30/360 for the fixed rate Certificates and
                           Actual/360 for the adjustable rate Certificates.

Denominations:             $50,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Initial
Mortgage Loans:            The statistical information presented in this Term
                           Sheet is with respect to the Initial Mortgage Loans
                           (the "Initial Mortgage Loans") only and is based on balances as of the close of business on August 31, 2000. The Initial Mortgage Loans consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed and adjustable rate closed end, one- to four-family residential mortgage loans. The total Initial Mortgage Loans will consist of 9,255 loans, with a principal balance of approximately $679,403,205.08. The Initial Mortgage
                           Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

[LOGO] Merrill Lynch      COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
                          CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                           have been divided into two separate Mortgage Loan Groups. The Initial Fixed Rate Loan Group will consist of 7,748 fixed rate mortgage loans with a principal balance of approximately $492,509,784.93. The Initial Adjustable Rate Loan Group will consist of 1,507 adjustable rate mortgage loans with a principal balance of approximately $186,893,420.15

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Mortgage Loans ("Additional Mortgage
                           Loans") for each of the Mortgage Loan Groups. It is expected that the Additional Mortgage Loans will have characteristics which are substantially similar to the Initial Mortgage Loans of each Group.

Pre-Funding Feature
And Subsequent
Mortgage Loans:            On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional Fixed Rate and Adjustable Rate Mortgage Loans during the Pre-
                           Funding Period (the "Subsequent Loans"). The Pre-
                           Funding Account is not expected to exceed 25% of the aggregate initial principal balance of the mortgage loans as of the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) paid sequentially to the Class AF Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Fixed Rate Mortgage Loans, and (ii) paid to the Class AV-1 Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Adjustable Rate Mortgage
                           Loans.

Final Mortgage
Loan Groups:               Final Mortgage Loan Groups will be based on balances
                           as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Mortgage Loan Groups.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Mortgage Loans, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee, and amounts otherwise payable to the Class C Certificateholder.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

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                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Interest on the
Class A, M-1, M-2
B-1 Certificates:          On each Payment Date the Amount Available will be
                           distributed to pay interest as follows:

                           . first to each class of the Class AF Certificates (AF-1, AF-2, AF-3, AF-4, AF-5), and the Class AV-1 Certificates concurrently,
                           . then to the Class MF-1 Certificates and MV-1 Certificates, concurrently,
                           . then to the Class MF-2 Certificates and MV-2 Certificates, concurrently, and
                           . then to the Class BF-1 Certificates and BV-1 Certificates concurrently.

                           Interest will accrue on the outstanding Class AF principal balance, Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance, and the Class BF-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class AF principal balance, Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance and Class BF-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class M-1, M-2 and B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                           Interest will accrue on the outstanding Class AV-1 principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, and Class BV-1 adjusted principal balance, at the related pass-through rate calculated on an Actual/360 basis. Interest on the outstanding Class AV-1 principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance and Class BV-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

Step-up Coupon:            In the event that the Purchase Option, Auction Sale
                           is not exercised, the Class AF-5 pass-through rate will increase by 0.50%.

Interest Shortfalls
And Carryovers:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of offered certificates (the
                           Class A, M-1, M-2 and B-1 Certificates each being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

AV-1, MV-1
MV-2, BV-1 Pass-
Through Rate:              The pass-through rate for the Class AV-1, MV-1, MV-2,
                           and BV-1 Certificates will be floating and for any monthly period will equal the lesser of one-month
                           LIBOR plus the pass-through margin or the Available
                           Funds Pass-Through Rate, but in no case more than 14.0%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

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                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage
                           Rates on the then outstanding Adjustable Rate
                           Mortgage Loans. The "Expense Adjusted Mortgage Rate" on any adjustable rate mortgage loan is equal to the then applicable loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum.

Class B-2 Interest:        On each Payment Date, after payment of all interest
                           and principal due on the Class A, Class M-1, Class
                           M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the Class B-2 pass-through rate and (b) the then outstanding Class
                           B-2 principal balance. Interest on the Class B-2
                           Certificates will initially accrue from the Closing
                           Date and thereafter will accrue from the most recent
                           Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                           Interest will be computed on a 30/360 basis for the Class BF-2 Certificates and on an Actual/360 basis for the Class BV-2 Certificates. Interest shortfalls will be carried forward, and will accrue interest at the related Class B-2 pass-through rate, to the extent legally permissable.

Principal
Distributions:             On each Payment Date, the Class AF Principal
                           Distribution Amount will be distributed to the Class
                           A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i)   first, concurrently, to the Class AV-1
                                Certificates, the Class AV-1 Principal
                                Distribution Amount, and to the Class AF
                                Certificates then entitled to a principal distribution, the Class AF Principal Distribution Amount;
                           ii)  then, concurrently, to the Class MV-1
                                Certificates, the Class MV-1 Principal
                                Distribution Amount and to the Class MF-1
                                Certificates the Class MF-1 Principal
                                Distribution Amount;
                           iii) then, concurrently, to the Class MV-2
                                Certificates, the Class MV-2 Principal
                                Distribution Amount and to the Class MF-2
                                Certificates the Class MF-2 Principal
                                Distribution Amount; and
                           iv)  then, concurrently, to the Class BV-1
                                Certificates, the Class BV-1 Principal
                                Distribution Amount and to the Class BF-1
                                Certificates the Class BF-1 Principal
                                Distribution Amount.

                           On each Payment Date, the Class AF Principal
                           Distribution Amount will be distributed sequentially to the Class AF Certificates.

                           If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates (the Class A, M-1, M-2 and B-1 Certificates each being treated as a single Class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

Fixed Rate Formula Principal
Distribution Amount:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding fixed rate loan during the related Due
                           Period, (ii) the scheduled principal balance of each fixed rate loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each fixed rate loan, (iv) the scheduled principal balance of each fixed rate loan that became a liquidated loan during the related Due
                           Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

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                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                           because of an insufficient amount of funds available if the Payment Date occurs on or after the Payment Date on which the Class BF-2 Principal Balance has been reduced to zero, and (vi) the amount, if any, by which the amounts described in clauses (i) through
                           (v) of the definition of Adjustable Rate Formula Principal Distribution Amount exceed the certificate principal balance of the adjustable rate certificates then entitled to distributions of principal on such Payment Date.

Adjustable Rate Formula Principal
Distribution Amount:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding adjustable rate loan during the related
                           Due Period, (ii) the scheduled principal balance of each adjustable rate loan which, during the related
                           Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each adjustable rate loan,
                           (iv) the scheduled principal balance of each adjustable rate loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if the Payment Date occurs on or after the Payment Date on which the Class BV-2
                           Principal Balance has been reduced to zero, and (vi) the amount, if any, by which the amounts described in clauses (i) through (v) of the definition of Fixed
                           Rate Formula Principal Distribution Amount exceed the certificate principal balance of the fixed rate certificates then entitled to distributions of principal on such Payment Date.

Class A Principal
Distribution Amount:       With respect to any Payment Date prior to the related
                           Stepdown Date or as to which a Trigger Event exists, 100% of the Fixed Rate Formula Principal Distribution
                           Amount or Adjustable Rate Formula Principal
                           Distribution Amount, as applicable, for such Payment
                           Date, and, with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger
                           Event is not in effect for the related Mortgage Loan
                           Group, the excess of (A) the related Class A
                           Certificate Principal Balance immediately prior to such Payment Date over (B) the lesser of (a) 58.00% for the Fixed Rate Mortgage Loan Group or 57.00% for the Adjustable Rate Mortgage Loan Group of the
                           Scheduled Principal Balance of such Mortgage Loan
                           Group on the preceding Due Date and (b) the Scheduled
                           Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less 2.0% for the Fixed Rate Mortgage Loan Group
                           (1.5% for the Adjustable Rate Mortgage Loan Group) of the Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date.

Class M-1 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 72.00% for the Fixed Rate Mortgage Loan Group or 72.00% for the Adjustable Rate Mortgage Loan Group of the
                           Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due
                           Date and (b) the Scheduled Principal Balance of the
                           Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less 2.0% for the Fixed Rate
                           Mortgage Loan Group (1.5% for the Adjustable Rate
                           Mortgage Loan Group) of the Scheduled Principal
                           Balance of the Mortgage Loans in such Mortgage Loan
                           Group as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

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                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Class M-2 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance and (C) the related
                           Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                           (a) 82.00% for the Fixed Rate Mortgage Loan Group or
                           82.00% for the Adjustable Rate Mortgage Loan Group of the Scheduled Principal Balance of such Mortgage
                           Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the Scheduled Principal
                           Balance of the Mortgage Loans in such Mortgage Loan
                           Group on the preceding Payment Date less 2.0% for the Fixed Rate Mortgage Loan Group (1.5% for the
                           Adjustable Rate Mortgage Loan Group) of the Scheduled
                           Principal Balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date.

Class B-1 Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance and (C) the related
                           Class M-2 Certificate Principal Balance and (D) the related Class B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 90.00% for the Fixed Rate Mortgage Loan
                           Group or 91.00% for the Adjustable Rate Mortgage Loan
                           Group of the Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the Scheduled
                           Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment date less 2.0% for the Fixed Rate Mortgage Loan Group
                           (1.5% for the Adjustable Rate Mortgage Loan Group) of the Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date.

Class B-2
Principal:                 After payments of interest and principal on Classes
                           A, M-1, M-2 and B-1, and interest payments on Class
                           B-2, the Class B-2 Certificateholders will receive the remaining portion of the Fixed Rate Formula
                           Principal Distribution Amount or the Adjustable Rate
                           Formula Principal Distribution Amount, as applicable, until the related Class B-2 principal balance is equal to zero. On any Payment Date on and after which the Purchase Option becomes exercisable, the amount distributable to the related Class B-2
                           Certificateholders in respect of principal will be the excess of (i) the sum of (A) the related Class A
                           Certificate Principal Balance, (B) the related Class
                           M-1 Certificate Principal Balance, (C) the related
                           Class M-2 Certificate Principal Balance, (D) the related Class B-1 Certificate Principal Balance and
                           (E) the related Class B-2 Certificate Principal
                           Balance over (ii) (a) 96.00% for the Fixed Rate
                           Mortgage Loan Group or (b) 97.00% for the Adjustable
                           Rate Mortgage Loan Group of the Scheduled Principal
                           Balance of all the outstanding Mortgage Loans on the preceding Due Date.

Stepdown Date:             With respect to each Mortgage Loan Group, is the
                           earlier to occur of (i) the later to occur of (A) the Payment Date in January 2004 and (B) the first
                           Payment Date on which (I) the Class A Certificate
                           Principal balance of such Mortgage Loan Group is less than or equal to (II) 58% for the Fixed Rate Mortgage
                           Loan Group or 57% for the Adjustable Rate Mortgage
                           Loan Group of the Scheduled Principal Balances of the
                           Mortgage Loans in such Mortgage Loan Group and (ii) the Payment Date on which the Certificate Principal
                           Balance of the related Class A Certificates has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Trigger Event:             A Trigger Event is in effect for the certificates if
                           on that payment date:

                           (1) The three-month rolling average percentage of the loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the certificates and (b) 42.5%; or
                           (2)  The cumulative loss test is not satisfied:

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any payment date if the cumulative realized loss ratio for the loans for such payment date is less than or equal to the percentage set forth below for the specified period:

                                        Fixed Rate                                      Adjustable Rate
                                        ----------                                      ---------------
                           Month                      Percentage              Month                     Percentage
                           -----                      ----------              -----                     ----------
                           37-48                         [4.40%]              37-48                        [4.20%]
                           49-60                         [5.23%]              49-60                        [4.99%]
                           61-84                         [5.50%]              61-84                        [5.25%]
                           85 and thereafter             [6.00%]              85 and thereafter            [5.75%]

Senior Enhancement
Percentage:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing
                           (I) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) the Class A Principal Balance, by
                           (ii) the Pool Scheduled Principal Balance.

Credit Support Percentage:

                                                   Fixed Rate

                     Initial Credit Support                             After Stepdown Date
                     ----------------------                            -------------------
                     Rating          Percent                          Rating          Percent
                     ------          -------                          ------          -------
                     AAA/Aaa          21.00%                          AAA/Aaa          42.00%
                     AA/Aa2           14.00%                          AA/Aa2           28.00%
                     A/A2              9.00%                          A/A2             18.00%
                     BBB/Baa2          5.00%                          BBB/Baa2         10.00%

                                                Adjustable Rate

                     Initial Credit Support                             After Stepdown Date
                     ----------------------                             -------------------
                     Rating          Percent                          Rating          Percent
                     ------          -------                          ------          -------
                     AAA/Aaa          21.50%                          AAA/Aaa          43.00%
                     AA/Aa2           14.00%                          AA/Aa2           28.00%
                     A/A2              9.00%                          A/A2             18.00%
                     BBB/Baa2          4.50%                          BBB/Baa2          9.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Losses on Liquidated
Home Equity Loans:         If net liquidation proceeds from liquidated loans in
                           the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Servicing Fee otherwise payable to the Servicer (as long as Conseco is the Servicer), then the Class B-2
                           Certificateholders, then the Class B-1
                           Certificateholders, then the Class M-2
                           Certificateholders and then the Class M-1
                           Certificateholders.

Overcollateralization:     There will be overcollateralization of approximately
                           0% building to the Target Overcollateralization
                           Amount.

                           The certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the certificates and the monthly Servicing Fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described in the prospectus supplement.

Target Overcollateralization
Amount: The Target Overcollateralization Amount will equal 2.00% for the Fixed Rate Mortgage Loan Group and 1.50% for the Adjustable Rate Mortgage Loan Group of the sum of (A) the aggregate Cut-off Date principal balance of related Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date.

Purchase Option;
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans is less than 20% of the Cut-off Date principal balance of the loans the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                           If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on (excluding Class C) are made will be used to paydown principal as follows:

                           (i.) first, to the remaining Class AF Certificates and Class AV Certificates, pro-rata until the related Certificate Principal Balances are reduced to zero,
                           (ii.) next, to the remaining Class M-1 Certificates,
                                 Class M-2 Certificates, Class B-1 Certificates, and the Class B-2 Certificates, pro-rata based on the outstanding principal balance, until the related certificate principal balances are reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
FIXED RATE LOAN GROUP
Summary

                                                                               Total               Minimum               Maximum
                                                                               -----               -------               -------
    -----------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance         $492,509,784.93
    Number of Loans                                                            7,748
    Average Original Loan Balance                                         $63,654.40             $8,216.98           $403,000.00
    Average Current Loan Balance                                          $63,566.05             $8,121.91           $403,000.00
    Weighted Average Combined LTV                                             88.549%               12.669%              100.000%
    Weighted Average Gross Coupon                                             12.885%                 7.50%               21.750%
    Weighted Average Remaining Term to Maturity (months)                         242                    32                   360
    Weighted Average Original Term (months)                                      243                    36                   360
    Weighted Average FICO Credit Score                                           619                   300                   824
    Weighted Average Debt to Income Ratio                                      43.59%                 3.00%               100.00%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Calculation
                                                                                             ------------------------------------
                                                              Range                                 Date Principal Balance
                                                              -----                                 ----------------------
             Fully Amortizing Mortgage Loans                                                                 67.06%
             Balloon Mortgage Loans                                                                          32.94%

             Lien Position                                    First                                          80.80%
                                                              Second                                         18.78%
                                                              Third                                           0.42%

             Property Type                                    One to Two Family                              87.78%
                                                              Manufactured Homes                              7.29%
                                                              Single Family                                   2.41%
                                                              Farmland                                        1.43%
                                                              Condominium                                     0.91%
                                                              Three to Four Family                            0.19%

             Occupancy Status                                 Primary                                        97.28%
                                                              Rental                                          2.72%

             Geographic Distribution                          California                                      8.63%
                                                              Texas                                          20.92%

             Largest Zip Code Concentration                   76009                                           0.26%

             Credit Grade                                     A-1                                            51.93%
                                                              A-2                                            21.16%
                                                              B                                              19.40%
                                                              C                                               5.96%
                                                              D                                               1.42%
                                                              NA                                              0.12%

             Delinquency                                       0 - 29 Days                                  100.00%
                                                              30 - 59 Days                                    0.00%
    -----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - FIXED RATE LOAN GROUP

                                                       Aggregate Principal         % of Fixed Rate Loan Group by
     State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
  -------------------------------------------------------------------------------------------------------------------
  Alabama                               163                  $10,356,923.94                         2.10%
  Arizona                               201                   13,351,523.38                         2.71
  Arkansas                               97                    6,723,566.46                         1.37
  California                            525                   42,517,919.42                         8.63
  Colorado                              165                   14,513,438.12                         2.95
  Connecticut                           140                   10,594,187.19                         2.15
  Delaware                               13                    1,071,182.94                         0.22
  District Of Columbia                   14                      715,630.63                         0.15
  Florida                               318                   22,886,216.50                         4.65
  Georgia                               209                   15,692,286.61                         3.19
  Idaho                                  26                    1,627,055.53                         0.33
  Illinois                              285                   16,779,179.09                         3.41
  Indiana                                95                    4,744,717.39                         0.96
  Iowa                                   89                    5,878,583.36                         1.19
  Kansas                                 94                    5,292,133.52                         1.07
  Kentucky                               70                    3,711,084.30                         0.75
  Louisiana                             124                    8,129,870.89                         1.65
  Maine                                  29                    1,510,663.53                         0.31
  Maryland                               71                    4,164,263.72                         0.85
  Massachusetts                          97                    6,693,908.49                         1.36
  Michigan                              295                   21,068,014.35                         4.28
  Minnesota                             131                    8,096,766.63                         1.64
  Mississippi                            54                    3,888,210.72                         0.79
  Missouri                              174                   10,148,142.98                         2.06
  Montana                                 7                      210,005.17                         0.04
  Nebraska                               76                    4,663,581.92                         0.95
  Nevada                                 52                    3,020,482.73                         0.61
  New Hampshire                          16                    1,303,413.16                         0.26
  New Jersey                             88                    5,479,186.55                         1.11
  New Mexico                             37                    2,549,421.95                         0.52
  New York                              222                   14,424,944.07                         2.93
  North Carolina                        217                   17,006,041.01                         3.45
  North Dakota                           11                      374,579.15                         0.08
  Ohio                                  220                   13,713,553.19                         2.78
  Oklahoma                              132                    8,082,455.00                         1.64
  Oregon                                 24                    1,818,542.99                         0.37
  Pennsylvania                          286                   16,026,174.52                         3.25
  Rhode Island                           38                    1,895,543.90                         0.38
  South Carolina                        181                   13,453,305.47                         2.73
  South Dakota                           18                    1,265,030.99                         0.26
  Tennessee                             137                   10,048,914.43                         2.04
  Texas                               2,031                  103,021,835.73                        20.92
  Utah                                   35                    2,109,009.78                         0.43
  Vermont                                11                      582,405.55                         0.12
  Virginia                              174                   11,440,233.24                         2.32
  Washington                            118                   10,708,307.25                         2.17
  West Virginia                          31                    1,972,776.09                         0.40
  Wisconsin                              75                    4,760,925.02                         0.97
  Wyoming                                32                    2,423,646.38                         0.49
                                         --                    ------------                         ----
  Total                               7,748                 $492,509,784.93                       100.00%
  -----                               =====                 ===============                       =======


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch         CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
YEAR OF ORIGINATION - FIXED RATE LOAN GROUP

                                                                 Aggregate Principal          % of Fixed Rate Loan Group by
     Year of Origination             Number of Loans             Balance Outstanding          Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
             1988                                 1               $    104,775.26                          0.02%
             1989                                 1                    131,437.86                          0.03
             1995                                 1                     25,633.49                          0.01
             1996                                 1                     41,038.12                          0.01
             1997                                 7                    310,427.70                          0.06
             1998                                24                  1,298,840.36                          0.26
             1999                                78                  4,129,152.32                          0.84
             2000                             7,635                486,468,479.82                         98.77
                                              -----                --------------                         -----
            Total                             7,748                492,509,784.93                        100.00%
                                              =====                ==============                        =======


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                       COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - FIXED RATE LOAN GROUP

                  Range of                  Number of         Aggregate Principal        % of Fixed Rate Loan Group by
            Original Loan Amount              Loans           Balance Outstanding        Outstanding Principal Balance
       -------------------------------------------------------------------------------------------------------------------
       Less than $10,000                          3                 $26,771.33                         0.01%
       10,000 - 19,999.99                       976              14,252,008.66                         2.89
       20,000 - 29,999.99                     1,181              28,776,456.07                         5.84
       30,000 - 39,999.99                       923              31,754,108.51                         6.45
       40,000 - 49,999.99                       793              35,354,220.99                         7.18
       50,000 - 59,999.99                       671              36,444,221.29                         7.40
       60,000 - 69,999.99                       605              38,856,744.68                         7.89
       70,000 - 79,999.99                       523              38,875,651.26                         7.89
       80,000 - 89,999.99                       387              32,544,100.41                         6.61
       90,000 - 99,999.99                       331              31,192,101.01                         6.33
       100,000 - 109,999.99                     237              24,654,316.91                         5.01
       110,000 - 119,999.99                     204              23,478,057.60                         4.77
       120,000 - 129,999.99                     158              19,613,470.14                         3.98
       130,000 - 139,999.99                     141              18,948,188.16                         3.85
       140,000 - 149,999.99                     119              17,190,400.05                         3.49
       150,000 - 159,999.99                      82              12,543,717.72                         2.55
       160,000 - 169,999.99                      74              12,216,889.11                         2.48
       170,000 - 179,999.99                      69              12,037,424.60                         2.44
       180,000 - 189,999.99                      34               6,251,681.60                         1.27
       190,000 - 199,999.99                      37               7,220,239.99                         1.47
       200,000 - 209,999.99                      35               7,126,356.84                         1.45
       210,000 - 219,999.99                      20               4,277,256.15                         0.87
       220,000 - 229,999.99                      26               5,820,075.88                         1.18
       230,000 - 239,999.99                      12               2,803,281.84                         0.57
       240,000 - 249,999.99                      17               4,144,471.39                         0.84
       250,000 - 259,999.99                      16               4,048,303.09                         0.82
       260,000 - 269,999.99                      19               5,013,773.94                         1.02
       270,000 - 279,999.99                       9               2,448,528.87                         0.50
       280,000 - 289,999.99                       4               1,131,474.54                         0.23
       290,000 - 299,999.99                      11               3,242,747.62                         0.66
       300,000 - 309,999.99                       5               1,525,808.84                         0.31
       310,000 - 319,999.99                       8               2,511,962.71                         0.51
       320,000 - 329,999.99                       5               1,616,000.00                         0.33
       330,000 - 339,999.99                       1                 330,876.46                         0.07
       340,000 - 349,999.99                       4               1,375,273.10                         0.28
       Greater than or equal to $350,000          8               2,862,823.57                         0.58
                                                  -               ------------                         ----
       Total                                  7,748            $492,509,784.93                       100.00%
       -----                                  =====            ===============                       ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                       COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
INTEREST RATE DISTRIBUTION - FIXED RATE LOAN GROUP

                 Range of Mortgage                                  Aggregate Principal          % of Fixed Rate Loan Group by
              Loan Interest Rates (%)       Number of Loans         Balance Outstanding          Outstanding Principal Balance
            -------------------------------------------------------------------------------------------------------------------
            7 - 7.999                                 4                $343,215.43                               0.07%
            8 - 8.999                                26               2,594,245.50                               0.53
            9 - 9.999                               146              17,219,379.01                               3.50
            10 - 10.999                             443              45,897,579.35                               9.32
            11 - 11.999                             981              94,223,751.99                              19.13
            12 - 12.999                           1,739             135,228,222.29                              27.46
            13 - 13.999                           1,364              83,960,438.34                              17.05
            14 - 14.999                           1,403              55,654,746.71                              11.30
            15 - 15.999                             973              36,646,893.36                               7.44
            16 - 16.999                             370              12,481,722.54                               2.53
            17 - 17.999                             185               5,215,966.26                               1.06
            18 - 18.999                              67               1,803,101.02                               0.37
            19 - 19.999                              30                 838,334.55                               0.17
            20 - 20.999                              14                 326,404.39                               0.07
            21 - 21.999                               3                  75,784.19                               0.02
                                                      -                  ---------                               ----
            Total                                 7,748            $492,509,784.93                             100.00%
            -----                                 =====            ===============                             =======

================================================================================
REMAINING MONTHS TO MATURITY - FIXED RATE LOAN GROUP

                                                 Number of Loans
                   Range of Remaining         as of the Statistical       Aggregate Principal         % of Fixed Rate Loan Group by
                   Months to Maturity            Calculation Date         Balance Outstanding         Outstanding Principal Balance
            ------------------------------------------------------------------------------------------------------------------------
            31 - 60                                       77                $1,685,402.44                              0.34%
            61 - 90                                       51                 1,235,954.98                              0.25
            91 - 120                                     589                18,119,983.81                              3.68
            121 - 150                                     42                 2,170,436.40                              0.44
            151 - 180                                  1,754               103,396,302.17                             20.99
            181 - 210                                     15                   722,882.14                              0.15
            211 - 240                                  3,671               249,787,907.30                             50.72
            241 - 270                                      6                   349,536.72                              0.07
            271 - 300                                    849                52,003,862.03                             10.56
            301 - 330                                      3                   133,596.74                              0.03
            331 - 360                                    691                62,903,920.20                             12.77
                                                         ---                -------------                             -----
            Total                                      7,748              $492,509,784.93                            100.00%
            -----                                      =====              ===============                            =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                       COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
LIEN POSITION - FIXED RATE LOAN GROUP

                                                                  Aggregate Principal          % of Fixed Rate Loan Group by
                      Lien                Number of Loans         Balance Outstanding          Outstanding Principal Balance
          ------------------------------------------------------------------------------------------------------------------------
          First                                4,891               $397,954,591.70                            80.80%
          Second                               2,810                 92,504,165.35                            18.78
          Third                                   47                  2,051,027.88                             0.42
                                                  --                  ------------                             ----
          Total                                7,748               $492,509,784.93                           100.00%
          -----                                =====               ===============                           =======

================================================================================
COMBINED LOAN-TO-VALUE RATIO - FIXED RATE LOAN GROUP

               Range of Combined                                  Aggregate Principal          % of Fixed Rate Loan Group by
              Loan-to-Value Ratios        Number of Loans         Balance Outstanding          Outstanding Principal Balance
          ------------------------------------------------------------------------------------------------------------------------
          10.001 - 15.000                         4               $     91,776.91                             0.02%
          15.001 - 20.000                        12                    274,187.11                             0.06
          20.001 - 25.000                        11                    253,819.74                             0.05
          25.001 - 30.000                        15                    323,174.62                             0.07
          30.001 - 35.000                        35                  1,241,732.41                             0.25
          35.001 - 40.000                        33                  1,309,581.03                             0.27
          40.001 - 45.000                        37                  1,417,712.74                             0.29
          45.001 - 50.000                        62                  2,389,453.59                             0.49
          50.001 - 55.000                        86                  3,613,051.37                             0.73
          55.001 - 60.000                       111                  4,446,325.94                             0.90
          60.001 - 65.000                       173                  7,964,684.30                             1.62
          65.001 - 70.000                       207                 10,142,510.35                             2.06
          70.001 - 75.000                       348                 17,528,446.60                             3.56
          75.001 - 80.000                     1,323                 72,799,337.43                            14.78
          80.001 - 85.000                       536                 34,107,781.49                             6.93
          85.001 - 90.000                     1,081                 72,396,985.69                            14.70
          90.001 - 95.000                     1,579                116,825,709.87                            23.72
          95.001 - 100.000                    2,095                145,383,513.74                            29.52
                                              -----                --------------                            -----
          Total                               7,748               $492,509,784.93                           100.00%
          -----                               =====               ===============                           =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
ADJUSTABLE RATE LOAN GROUP
Summary

                                                                                  Total              Minimum               Maximum
                                                                                  -----              -------               -------
    -------------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance           $186,893,420.15
    Number of Loans                                                              1,507
    Average Original Loan Balance                                      $    124,176.47            $26,100.00           $350,000.00
    Average Current Loan Balance                                       $    124,016.87            $26,081.26           $349,844.84
    Weighted Average Combined LTV                                               89.823%               33.668%              100.000%
    Weighted Average Gross Coupon                                               10.122%                8.250%               13.990%
    Weighted Average Remaining Term to Maturity (months)                           357                   178                   360
    Weighted Average Original Term (months)                                        360                   180                   360
    Weighted Average Gross Margin                                                5.843%                3.000%                9.150%
    Weighted Average Maximum Rate                                               16.394%               12.500%               24.000%
    Weighted Average Periodic Cap                                                1.330%                1.000%                3.000%
    Weighted Average FICO Credit Score                                             617                   469                   811
    Weighted Average Debt to Income Ratio                                        42.53%                 1.00%                62.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Percent of Statistical
                                                                                               ----------------------
                                                                                                     Calculation
                                                                                                     -----------
                                                                Range                          Date Principal Balance
                                                                -----                          ----------------------
             Fully Amortizing Loans                                                                    100.00%

             Product Type                                       2/28 LIBOR                              95.01%
                                                                3/27 LIBOR                               4.99%

             Lien Position                                      First                                  100.00%

             Property Type                                      Single Family                           97.70%
                                                                Manufactured Homes                       1.07%
                                                                Condominium                              0.57%
                                                                Townhouse                                0.49%
                                                                Two Family                               0.11%
                                                                One to Two Family                        0.05%

             Occupancy Status                                   Primary                                100.00%

             Geographic Distribution                            California                              14.38%
                                                                Ohio                                     7.14%
                                                                Maryland                                 6.75%
                                                                Illinois                                 6.02%
                                                                North Carolina                           5.51%
                                                                Virginia                                 5.37%

             Largest Zip Code Concentration                     20772                                    0.42%

             Credit Grade                                       A-1                                     61.96%
                                                                A-2                                     16.20%
                                                                B                                       18.88%
                                                                C                                        2.84%
                                                                D                                        0.11%

             Delinquency                                         0 - 29 Days                            98.61%
                                                                30 - 59 Days                             1.39%
    -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

                                                                  Aggregate Principal       % of Adjustable Rate Loan Group
               State or Territory         Number of Loans         Balance Outstanding       by Outstanding Principal Balance
          --------------------------------------------------------------------------------------------------------------------
          Alabama                                   46                 $4,246,024.24                           2.27%
          Arizona                                   37                  4,849,821.64                           2.59
          Arkansas                                   1                    254,792.02                           0.14
          California                               150                 26,877,224.99                          14.38
          Colorado                                  51                  8,815,338.65                           4.72
          Connecticut                                4                    459,233.31                           0.25
          Delaware                                   2                    148,571.01                           0.08
          District Of Columbia                      10                  1,749,864.99                           0.94
          Florida                                   64                  6,927,589.79                           3.71
          Georgia                                   72                  8,192,745.18                           4.38
          Idaho                                      3                    271,379.57                           0.15
          Illinois                                  91                 11,258,961.56                           6.02
          Indiana                                   54                  5,308,661.03                           2.84
          Iowa                                      35                  2,988,367.03                           1.60
          Kansas                                    37                  4,174,859.19                           2.23
          Kentucky                                  25                  2,697,669.29                           1.44
          Louisiana                                  8                    812,899.55                           0.43
          Maryland                                  74                 12,620,637.25                           6.75
          Massachusetts                             10                  1,342,691.81                           0.72
          Michigan                                  47                  4,835,309.30                           2.59
          Minnesota                                 19                  2,720,352.62                           1.46
          Mississippi                               15                  1,212,794.96                           0.65
          Missouri                                  43                  4,266,635.13                           2.28
          Montana                                    1                     71,940.97                           0.04
          Nebraska                                  16                  1,395,074.45                           0.75
          Nevada                                    22                  3,195,289.36                           1.71
          New Jersey                                12                  1,889,310.04                           1.01
          New Mexico                                 2                    167,786.47                           0.09
          New York                                   6                    847,936.36                           0.45
          North Carolina                           103                 10,294,924.26                           5.51
          North Dakota                               1                    110,037.17                           0.06
          Ohio                                     128                 13,342,738.25                           7.14
          Oklahoma                                   3                    434,128.16                           0.23
          Oregon                                    12                  1,878,151.87                           1.00
          Pennsylvania                              33                  2,762,630.13                           1.48
          Rhode Island                               8                    947,002.57                           0.51
          South Carolina                            61                  5,297,988.03                           2.83
          South Dakota                               1                     62,937.51                           0.03
          Tennessee                                 33                  3,592,692.69                           1.92
          Texas                                     38                  4,869,381.42                           2.61
          Utah                                      26                  3,369,510.45                           1.80
          Virginia                                  60                 10,027,914.17                           5.37
          Washington                                15                  2,710,782.28                           1.45
          West Virginia                             11                    934,182.43                           0.50
          Wisconsin                                 16                  1,542,877.63                           0.83
          Wyoming                                    1                    115,779.37                           0.06
                                                     -                    ----------                           ----
          Total                                  1,507               $186,893,420.15                         100.00%
          -----                                  =====               ===============                        ========

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
YEAR OF ORIGINATION - ADJUSTABLE RATE LOAN GROUP

                                                                  Aggregate Principal       % of Adjustable Rate Loan Group
              Year of Origination         Number of Loans         Balance Outstanding       by Outstanding Principal Balance
          --------------------------------------------------------------------------------------------------------------------
                       1998                     2               $    221,390.00                             0.12%
                       1999                    51                  5,876,981.78                             3.14
                       2000                 1,454                180,795,048.37                            96.74
                                            -----                --------------                            -----
          Total                             1,507               $186,893,420.15                           100.00%
          -----                             =====               ===============                           =======

================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

                    Range of                                      Aggregate Principal       % of Adjustable Rate Loan Group
              Original Loan Amount        Number of Loans         Balance Outstanding       by Outstanding Principal Balance
          --------------------------------------------------------------------------------------------------------------------
           20,000 - 29,999.99                      10               $    278,689.13                         0.15%
           30,000 - 39,999.99                      27                    952,743.11                         0.51
           40,000 - 49,999.99                      57                  2,576,250.87                         1.38
           50,000 - 59,999.99                      83                  4,631,428.67                         2.48
           60,000 - 69,999.99                     121                  7,848,567.14                         4.20
           70,000 - 79,999.99                     141                 10,498,813.75                         5.62
           80,000 - 89,999.99                     101                  8,509,411.12                         4.55
           90,000 - 99,999.99                     112                 10,588,033.01                         5.67
           100,000 - 109,999.99                   110                 11,539,250.71                         6.17
           110,000 - 119,999.99                   115                 13,177,422.52                         7.05
           120,000 - 129,999.99                    79                  9,869,858.01                         5.28
           130,000 - 139,999.99                    76                 10,188,729.60                         5.45
           140,000 - 149,999.99                    67                  9,706,103.91                         5.19
           150,000 - 159,999.99                    48                  7,414,616.99                         3.97
           160,000 - 169,999.99                    48                  7,865,167.07                         4.21
           170,000 - 179,999.99                    51                  8,841,705.31                         4.73
           180,000 - 189,999.99                    25                  4,632,003.96                         2.48
           190,000 - 199,999.99                    33                  6,428,437.24                         3.44
           200,000 - 209,999.99                    24                  4,910,231.15                         2.63
           210,000 - 219,999.99                    28                  6,012,124.04                         3.22
           220,000 - 229,999.99                    23                  5,165,105.18                         2.76
           230,000 - 239,999.99                    20                  4,690,037.28                         2.51
           240,000 - 249,999.99                    18                  4,410,951.75                         2.36
           250,000 - 259,999.99                    16                  4,047,351.07                         2.17
           260,000 - 269,999.99                    12                  3,176,365.19                         1.70
           270,000 - 279,999.99                    14                  3,845,990.59                         2.06
           280,000 - 289,999.99                     8                  2,295,733.91                         1.23
           290,000 - 299,999.99                     8                  2,365,220.24                         1.27
           300,000 - 309,999.99                    10                  3,042,435.06                         1.63
           310,000 - 319,999.99                     4                  1,258,069.24                         0.67
           320,000 - 329,999.99                     5                  1,625,951.88                         0.87
           330,000 - 339,999.99                     2                    672,223.71                         0.36
           340,000 - 349,999.99                     4                  1,380,705.20                         0.74
           350,000 - 359,999.99                     7                  2,447,692.54                         1.31
                                                    -                  ------------                         ----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

          Total                                 1,507               $186,893,420.15                       100.00%
          -----                                 =====               ===============                       =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


================================================================================
INTEREST RATE DISTRIBUTION - ADJUSTABLE RATE LOAN GROUP

     Range of Mortgage                           Aggregate Principal    % of Adjustable Rate Loan Group by
  Loan Interest Rates (%)    Number of Loans     Balance Outstanding       Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------
8 - 8.999                            126            $17,829,120.28                     9.54%
9 - 9.999                            669             91,701,648.46                    49.07
10 - 10.999                          448             52,132,212.25                    27.89
11 - 11.999                          183             18,916,894.53                    10.12
12 - 12.999                           64              4,987,632.99                     2.67
13 - 13.999                           17              1,325,911.64                     0.71
                                      --              ------------                     ----
Total                              1,507           $186,893,420.15                   100.00%
-----                              =====           ===============                   =======

================================================================================
REMAINING MONTHS TO MATURITY - ADJUSTABLE RATE LOAN GROUP

     Range of Remaining                             Aggregate Principal       % of Adjustable Rate Loan Group by
     Months to Maturity       Number of Loans       Balance Outstanding         Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------
151 - 180                              1                  $45,291.36                              0.02%
331 - 360                          1,506              186,848,128.79                             99.98
                                   -----              --------------                             -----
Total                              1,507             $186,893,420.15                            100.00%
-----                              =====             ===============                            =======

================================================================================
COMBINED LOAN-TO-VALUE RATIO - ADJUSTABLE RATE LOAN GROUP

     Range of Combined                              Aggregate Principal      % of Adjustable Rate Loan Group by
    Loan-to-Value Ratios      Number of Loans       Balance Outstanding         Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
30.001 - 35.000                       1                  $42,071.70                             0.02%
35.001 - 40.000                       1                   29,461.19                             0.02
40.001 - 45.000                       1                   78,467.01                             0.04
45.001 - 50.000                       3                  419,379.87                             0.22
55.001 - 60.000                       1                   96,282.47                             0.05
60.001 - 65.000                       9                  729,419.65                             0.39
65.001 - 70.000                      24                1,853,930.05                             0.99
70.001 - 75.000                      38                4,503,676.52                             2.41
75.001 - 80.000                     121               11,623,657.34                             6.22
80.001 - 85.000                     128               13,475,416.10                             7.21
85.001 - 90.000                     622               78,053,981.75                            41.76
90.001 - 95.000                     497               69,161,504.98                            37.01
95.001 - 100.000                     61                6,826,171.52                             3.65
                                     --                ------------                             ----
Total                             1,507             $186,893,420.15                           100.00%
-----                             =====             ===============                           =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
GROSS MARGIN - ADJUSTABLE RATE LOAN GROUP

       Range of                                   Aggregate Principal      % of Adjustable Rate Loan Group by
     Gross Margin           Number of Loans       Balance Outstanding         Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------
3.000 - 3.249                         1                 $151,029.26                           0.08%
3.750 - 3.999                         2                  283,888.76                           0.15
4.000 - 4.249                        10                1,581,230.38                           0.85
4.250 - 4.499                        19                3,051,009.37                           1.63
4.500 - 4.749                        47                6,757,056.65                           3.62
4.750 - 4.999                        89               13,102,584.76                           7.01
5.000 - 5.249                       113               15,151,069.20                           8.11
5.250 - 5.499                       162               20,970,106.79                          11.22
5.500 - 5.749                       198               28,250,083.82                          15.12
5.750 - 5.999                       186               24,684,613.14                          13.21
6.000 - 6.249                       140               15,967,660.67                           8.54
6.250 - 6.499                       123               13,425,184.36                           7.18
6.500 - 6.749                       110               12,463,602.41                           6.67
6.750 - 6.999                       105               12,014,298.69                           6.43
7.000 - 7.249                        56                5,348,082.02                           2.86
7.250 - 7.499                        47                4,727,728.85                           2.53
7.500 - 7.749                        29                3,193,594.65                           1.71
7.750 - 7.999                        30                2,697,021.62                           1.44
8.000 - 8.249                        15                1,156,300.19                           0.62
8.250 - 8.499                         9                  772,126.14                           0.41
8.500 - 8.749                        10                  672,172.83                           0.36
8.750 - 8.999                         4                  312,613.59                           0.17
9.000 - 9.249                         2                  160,362.00                           0.09
                                      -                  ----------                           ----
Total                             1,507             $186,893,420.15                         100.00%
-----                             =====             ===============                         =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE LOAN GROUP

    Month of Next                                Aggregate Principal        % of Adjustable Rate Loan Group by
   Rate Adjustment         Number of Loans       Balance Outstanding           Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
November, 2000                      1                  $93,151.67                              0.05%
December, 2000                      1                  128,238.33                              0.07
January, 2001                       0                        0.00                              0.00
February, 2001                      0                        0.00                              0.00
March, 2001                         3                  153,671.64                              0.08
April, 2001                         0                        0.00                              0.00
May, 2001                           0                        0.00                              0.00
June, 2001                          2                  192,559.41                              0.10
July, 2001                          2                  180,057.70                              0.10
August, 2001                        1                  193,187.61                              0.10
September, 2001                     1                   63,620.18                              0.03
October, 2001                       2                  126,231.74                              0.07
November, 2001                      7                  881,495.10                              0.47
December, 2001                     14                1,482,429.55                              0.79
January, 2002                      20                2,628,483.68                              1.41
February, 2002                     17                1,910,384.98                              1.02
March, 2002                        44                5,212,715.84                              2.79
April, 2002                       134               16,957,845.92                              9.07
May, 2002                         343               40,127,739.99                             21.47
June, 2002                        473               62,147,330.44                             33.25
July, 2002                        279               35,317,919.55                             18.90
August, 2002                       67                7,942,093.42                              4.25
September, 2002                    16                2,235,113.80                              1.20
October, 2002                       2                  150,488.12                              0.08
November, 2002                      0                        0.00                              0.00
December, 2002                      2                  167,160.78                              0.09
January, 2003                       1                  162,803.28                              0.09
February, 2003                      0                        0.00                              0.00
March, 2003                         1                  115,164.82                              0.06
April, 2003                         8                  770,010.42                              0.41
May, 2003                          30                3,285,794.37                              1.76
June, 2003                         19                2,080,962.69                              1.11
July, 2003                         12                1,566,872.38                              0.84
August, 2003                        5                  619,892.74                              0.33
                                    -                  ----------                              ----
Total                           1,507             $186,893,420.15                           100.00%
-----                           =====             ===============                           =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
MAXIMUM RATE - ADJUSTABLE RATE LOAN GROUP

       Range of                                  Aggregate Principal       % of Adjustable Rate Loan Group by
    Maximum Rates          Number of Loans       Balance Outstanding          Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------
12.500 - 12.749                    1                 $123,215.40                               0.07%
13.250 - 13.499                    1                  162,787.95                               0.09
14.250 - 14.499                    3                  384,643.56                               0.21
14.500 - 14.749                   10                1,798,904.90                               0.96
14.750 - 14.999                   92               12,906,608.29                               6.91
15.000 - 15.249                   25                2,970,104.24                               1.59
15.250 - 15.499                  144               19,380,114.31                              10.37
15.500 - 15.749                  110               14,264,543.04                               7.63
15.750 - 15.999                  237               30,860,503.44                              16.51
16.000 - 16.249                   53                5,981,232.83                               3.20
16.250 - 16.499                  115               14,664,913.67                               7.85
16.500 - 16.749                   90               11,541,737.75                               6.18
16.750 - 16.999                  245               31,505,197.14                              16.86
17.000 - 17.249                   46                4,933,240.32                               2.64
17.250 - 17.499                   63                7,151,962.36                               3.83
17.500 - 17.749                   53                6,336,806.38                               3.39
17.750 - 17.999                   89               10,629,281.50                               5.69
18.000 - 18.249                   19                1,650,367.83                               0.88
18.250 - 18.499                   26                2,314,138.65                               1.24
18.500 - 18.749                   24                2,274,654.06                               1.22
18.750 - 18.999                   20                1,974,863.08                               1.06
19.000 - 19.249                    9                  721,629.88                               0.39
19.250 - 19.499                    4                  244,001.52                               0.13
19.500 - 19.749                    9                  706,450.35                               0.38
19.750 - 19.999                   11                  775,277.92                               0.41
20.000 - 20.249                    1                  112,875.05                               0.06
20.250 - 20.499                    1                  139,970.43                               0.07
20.500 - 20.749                    3                  107,109.62                               0.06
20.750 - 20.999                    1                   60,000.00                               0.03
21.500 - 21.749                    1                  135,792.52                               0.07
24.000 - 24.249                    1                   80,492.16                               0.04
                                   -                   ---------                               ----
Total                          1,507             $186,893,420.15                             100.00%
-----                          =====             ===============                             =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
MINIMUM RATE - ADJUSTABLE RATE LOAN GROUP

         Range of                                       Aggregate Principal        % of Adjustable Rate Loan Group
       Minimum Rates            Number of Loans         Balance Outstanding       by Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------
    3.750 - 3.999                             1                   $148,319.06                        0.08%
    4.000 - 4.249                             2                    417,237.90                        0.22
    4.250 - 4.499                            14                  2,388,616.89                        1.28
    4.500 - 4.749                            35                  4,851,747.50                        2.60
    4.750 - 4.999                            40                  5,606,565.62                        3.00
    5.000 - 5.249                            59                  7,426,839.80                        3.97
    5.250 - 5.499                            65                  8,268,867.46                        4.42
    5.500 - 5.749                            98                 14,117,102.69                        7.55
    5.750 - 5.999                            89                 10,734,912.48                        5.74
    6.000 - 6.249                            65                  7,164,767.30                        3.83
    6.250 - 6.499                            49                  5,147,257.01                        2.75
    6.500 - 6.749                            59                  6,062,520.20                        3.24
    6.750 - 6.999                            50                  5,777,135.06                        3.09
    7.000 - 7.249                            26                  2,781,461.86                        1.49
    7.250 - 7.499                            30                  3,129,706.84                        1.67
    7.500 - 7.749                            17                  2,099,632.21                        1.12
    7.750 - 7.999                            13                  1,183,655.12                        0.63
    8.000 - 8.249                            14                  1,029,098.95                        0.55
    8.250 - 8.499                             7                    670,883.43                        0.36
    8.500 - 8.749                             8                    887,681.53                        0.47
    8.750 - 8.999                            45                  6,207,027.92                        3.32
    9.000 - 9.249                            28                  4,210,885.11                        2.25
    9.250 - 9.499                            78                 10,819,344.98                        5.79
    9.500 - 9.749                            86                 11,501,770.25                        6.15
    9.750 - 9.999                           171                 24,454,061.96                       13.08
    10.000 - 10.249                          32                  3,327,726.51                        1.78
    10.250 - 10.499                          69                  9,156,954.83                        4.90
    10.500 - 10.749                          46                  6,000,409.70                        3.21
    10.750 - 10.999                          92                 10,071,935.19                        5.39
    11.000 - 11.249                          18                  1,843,964.49                        0.99
    11.250 - 11.499                          28                  2,456,205.92                        1.31
    11.500 - 11.749                          21                  2,304,361.47                        1.23
    11.750 - 11.999                          17                  1,834,303.76                        0.98
    12.000 - 12.249                           6                    671,640.75                        0.36
    12.250 - 12.499                          10                    654,416.83                        0.35
    12.500 - 12.749                           8                    713,076.58                        0.38
    12.750 - 12.999                           4                    245,191.92                        0.13
    13.000 - 13.249                           4                    313,941.70                        0.17
    13.250 - 13.499                           2                    131,207.44                        0.07
    13.500 - 13.749                           1                     80,983.93                        0.04
                                              -                     ---------                        ----
    Total                                 1,507               $186,893,420.15                      100.00%
    -----                                 =====               ===============                     ========

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

PREPAYMENT SCENARIOS

                                              Scenario I      Scenario II      Scenario III     Scenario IV      Scenario V
                                           ---------------- ---------------  ---------------- ---------------- --------------
Adjustable Rate Mortgage Loans (1)               18%              24%              30%              36%              42%
Fixed Rate Mortgage Loans (2)                    75%             100%             125%             150%             175%

 (1) As a conditional prepayment rate ("CPR") percentage.
 (2) As a percentage of the Prepayment Assumption for Fixed Rate Mortgage Loans.


                          CPR PREPAYMENT SENSITIVITIES

                    Scenario I            Scenario II           Scenario III            Scenario IV            Scenario V
                  --------------        --------------         --------------         ---------------        --------------
                   WAL/Maturity          WAL/Maturity           WAL/Maturity           WAL/Maturity           WAL/Maturity
To Call
AF-1                1.52      12/03        1.20      03/03       1.01       10/02       0.87       07/02       0.78      04/02
AF-2                3.28      04/04        2.54      06/03       2.07       01/03       1.75       09/02       1.52      06/02
AF-3                4.94      01/08        3.79      05/06       3.01       04/05       2.37       10/03       2.04      05/03
AF-4                8.18      08/09        6.27      07/07       5.04       03/06       4.00       04/05       2.73      10/03
AF-5                8.79      08/09        6.71      07/07       5.38       03/06       4.46       04/05       3.57      07/04
MF-1                7.33      08/09        5.61      07/07       4.57       03/06       4.08       04/05       3.71      07/04
MF-2                7.33      08/09        5.61      07/07       4.55       03/06       3.97       04/05       3.65      07/04
BF-1                5.71      04/08        4.37      07/06       3.60       06/05       3.29       08/04       3.24      03/04

AV-1                3.26      08/09        2.37      07/07       1.73       03/06       1.24       04/05       0.98      07/03
MV-1                6.62      08/09        5.07      07/07       4.58       03/06       4.45       04/05       3.66      07/04
MV-2                6.62      08/09        5.02      07/07       4.29       03/06       4.11       04/05       3.65      07/04
BV-1                4.84      07/07        3.65      09/05       3.30       08/04       3.31       05/04       2.96      01/04

To Maturity
AF-1                1.52      12/03        1.20      03/03       1.01       10/02       0.87       07/02       0.78      04/02
AF-2                3.28      04/04        2.54      06/03       2.07       01/03       1.75       09/02       1.52      06/02
AF-3                4.94      01/08        3.79      05/06       3.01       04/05       2.37       10/03       2.04      05/03
AF-4                8.40      12/12        6.48      06/10       5.18       10/08       4.06       08/07       2.73      10/03
AF-5               10.49      12/12        8.21      06/10       6.74       10/08       5.73       08/07       4.38      04/06
MF-1                9.09      04/15        7.14      08/12       5.88       09/10       5.20       04/09       5.48      02/08
MF-2                9.07      04/15        7.13      08/12       5.85       09/10       5.06       04/09       4.53      02/08
BF-1                5.71      04/08        4.37      07/06       3.60       06/05       3.29       08/04       3.24      03/04

AV-1                3.43      08/12        2.50      02/10       1.83       06/08       1.26       03/06       0.98      07/03
MV-1                7.87      01/15        6.00      01/12       5.28       01/10       5.83       07/08       4.97      04/07
MV-2                7.87      01/15        5.94      01/12       4.98       01/10       4.50       07/08       4.01      04/07
BV-1                4.84      07/07        3.65      09/05       3.30       08/04       3.31       05/04       2.96      01/04

* The Certificates will be priced, with respect to the Fixed Rate Mortgage Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Mortgage Loans in the first month of the life of the Fixed Rate Mortgage Loans and an additional 1.45% (precisely, 16%/11) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20% (times 125%). The Certificates will be priced, with respect to the Adjustable Rate Mortgage Loans, using a constant prepayment rate of 30% CPR.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE NET FUNDS CAP RATE
                      ----------------------------------

     Period   Scenario I   Scenario II      Period    Scenario I    Scenario II
     ------   ----------   -----------      ------    ----------    -----------
        1         9.62         9.62           38         12.06         15.54
        2         9.62         9.63           39         12.06         15.63
        3         9.62         9.63           40         12.06         15.69
        4         9.62         9.63           41         12.06          15.7
        5         9.63         9.63           42         12.06         15.79
        6         9.63         9.63           43         12.06         15.81
        7         9.63         9.63           44         12.06         15.83
        8         9.63         9.63           45         12.06         15.84
        9         9.63         9.63           46         12.06         15.84
       10         9.63         9.64           47         12.06         15.85
       11         9.64         9.64           48         12.06         15.86
       12         9.64         9.64           49         12.06         15.87
       13         9.65         9.65           50         12.06         15.88
       14         9.66         9.67           51         12.06         15.89
       15         9.70         9.71           52         12.06         15.89
       16         9.73         9.74           53         12.06         15.89
       17         9.80         9.81           54         12.06         15.89
       18        10.01        10.04           55         12.06         15.89
       19        10.44        10.51           56         12.06         15.89
       20        11.19        11.4            57         12.06         15.89
       21        11.59        11.94           58         12.06         15.89
       22        11.68        12.07           59         12.06         15.89
       23        11.71        12.13           60         12.06         15.89
       24        11.97        12.57           61         12.06         15.89
       25        11.97        12.78           62         12.06         15.89
       26        11.97        13.18           63         12.06         15.89
       27        11.98        13.44
       28        11.98        13.51
       29        11.98        13.56
       30        11.99        13.83
       31        12.01        14.08
       32        12.03        14.51
       33        12.05        14.8
       34        12.05        14.87
       35        12.05        14.88
       36        12.06        15.04
       37        12.06        15.25


* Scenario I is achieved assuming 6 month LIBOR stays constant at 6.61938%; run at the pricing speed to call.

** Scenario II is achieved assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed to call.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO] Merrill Lynch        CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Ken Mulford                        (212) 449-0752
Andy Coon                          (212) 449-8721
David Wu                           (212) 449-2610
Demetrios Tsipras                  (212) 449-9486
Vu Nguyen                          (212) 449-1955
Brian Swinteck                     (212) 449-4242
Neeraj Tulshan                     (212) 449-5494

MBS/ABS Trading
---------------
(New York)
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659
Laila Kollmorgen                   (212) 449-3659
Vince Mora                         (212) 449-5320

Asset Backed Research
---------------------
Glenn Costello                     (212) 449-4457
Joshua Anderson                    (212) 449-9622




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the